DLJ

DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
--------------------------------------------------------------------------------

                                                                    EXHIBIT 99.1


                               DERIVED INFORMATION

                            $500,000,000 CERTIFICATES


                           AAMES MORTGAGE TRUST 1997-B
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1997-B

                            AAMES CAPITAL CORPORATION
                             AS SPONSOR AND SERVICER

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ

DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
--------------------------------------------------------------------------------


                                  $500,000,000
                           AAMES MORTGAGE TRUST 1997-B
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1997-B

BOND STRUCTURE:                                                                                   RATINGS MDY/S&P/FTC
---------------------------------------------------------------------------------------------------------------------------------
                                                          WAL        Modified
                                                        Mat./Call    Duration   Principal    Principal   Proposed        Expected
               Approximate     Tranche                   (years)     (yrs to     Window       Window    Minimum Rating     Legal
               Certificate       Type         Coupon     (3F, 3A)      Mat.)      (to       (to Call)    MDY/S&P/FTC       Final
Class(1F, 1A)    Balance       (1F, 1A)      (2F, 2A)    (5F, 4A)     (3F,3A)   Maturity)
---------------------------------------------------------------------------------------------------------------------------------
    A-1       71,000,000      Fixed Seq       [TBD]%       0.98        0.91         22          22       Aaa/AAA/AAA    5/15/13
---------------------------------------------------------------------------------------------------------------------------------
    A-2       10,500,000      Fixed Seq       [TBD]%       2.00        1.82         5           5        Aaa/AAA/AAA    8/15/16
---------------------------------------------------------------------------------------------------------------------------------
    A-3       39,250,000      Fixed Seq       [TBD]%       3.00        2.62         28          28       Aaa/AAA/AAA    8/15/24
---------------------------------------------------------------------------------------------------------------------------------
    A-4        9,750,000      Fixed Seq       [TBD]%       5.02        4.10         18          18       Aaa/AAA/AAA   11/15/25
---------------------------------------------------------------------------------------------------------------------------------
    A-5       13,900,000      Fixed Seq       [TBD]%    9.99/7.58      6.70        138          29       Aaa/AAA/AAA    9/15/29
---------------------------------------------------------------------------------------------------------------------------------
A-6 NAS(4F)   19,000,000      Fixed Lock      [TBD]%    6.59/6.40      5.06        167          60       Aaa/AAA/AAA    9/15/29
---------------------------------------------------------------------------------------------------------------------------------
    A-7      241,800,000      Adjustable     1ML +[]%   2.50/2.31*     1.98*       212          95       Aaa/AAA/AAA    9/15/29
---------------------------------------------------------------------------------------------------------------------------------
   M-1F        8,550,000      Fixed Mezz      [TBD]%    5.98/5.46      4.55        130          61        Aa2/AA/AA     9/15/29
---------------------------------------------------------------------------------------------------------------------------------
   M-2F       11,400,000      Fixed Mezz      [TBD]%    5.89/5.46      4.47        119          62          A2/A/A      9/15/29
---------------------------------------------------------------------------------------------------------------------------------
   B-1F        6,650,000      Fixed Sub       [TBD]%    5.59/5.43      4.28         90          62       Baa3/BBB/BBB   9/15/29
---------------------------------------------------------------------------------------------------------------------------------
  A-IO**     Notional        Fixed Strip       5.50%                  DLJ Sole Managed                   Aaa/AAAr/AAA   7/15/00
---------------------------------------------------------------------------------------------------------------------------------
   M-1A       25,575,000      Adjustable     1ML +[]%   5.88/5.30*     4.34*       146          55        Aa2/AA/AA     9/15/29
                                 Mezz
---------------------------------------------------------------------------------------------------------------------------------
   M-2A       25,575,000      Adjustable     1ML +[]%   5.75/5.22*     4.25*       133          58          A2/A/A      9/15/29
                                 Mezz
---------------------------------------------------------------------------------------------------------------------------------
   B-1A       17,050,000    Adjustable Sub   1ML +[]%   5.54/5.19*     4.17*       108          59       Baa3/BBB/BBB   9/15/29
---------------------------------------------------------------------------------------------------------------------------------
   Total     500,000,000
------------------------

*To Call          ** Certificate not being offered hereby.

Fixed Rate Certificates:

(1F) Classes A-1 through A-6, M-1F, M-2F, B-1F are collateralized by the fixed rate loan pool ("Fixed Rate Group"). Class A-1 through A-5 sequential pay; Class A-6 concurrent pay starting month 37; Class M-1F, M-2F and B-1F concurrent pay starting in month 37 subject to subordination provisions, certain credit enhancement requirements and trigger events.

(2F) Payable monthly starting 7/15/97. Fixed Pass Through Rates (30/360) with accrued from 6/01/97.

(3F) Fixed Rate Group 100% of Prepayment Assumption (100% Prepayment Assumption:
     4% CPR in month 1, and an additional 1.818% (precisely 20%/11) in each month thereafter until month 12; on and thereafter, 24% CPR).

(4F) Class A-6 NAS allocation of senior principal distributions: 0% to month 36; 45% month 37 to month 60; 80% month 61 to month 72; 100% month 73 to month 84; and 300% thereafter.

(5F) Fixed rate classes priced to maturity.

     Adjustable Rate Certificates:

(1A) Classes A-7, M-1A, M-2A, B-1A are collateralized by the adjustable rate loan pool ("Adjustable Rate Group"). Class M-1A, M-2A and B-1A are concurrent pay starting in month 37 subject to certain subordination provisions, credit enhancement requirements and trigger events.

(2A) Payable monthly starting 7/15/97. Resets monthly to one month LIBOR (Actual/360) settling flat. 1 month LIBOR is calculated from Telerate page 3750. After 10% Call Date, margin on Class A-7 [doubles] and margin on Classes M-1A, M-2A and B-1A increases by [1.5] times. All coupon payments subject to Available Funds Cap.

(3A) Adjustable Rate Group Prepayment Assumption: 25% CPR for life.

(4A) Adjustable rate classes priced to call.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

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DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
--------------------------------------------------------------------------------

                          AAMES MORTGAGE TRUST 1997-B
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1997-B

                                  SUMMARY TERMS

Underwriters:               DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION (BOOKS)
                            Prudential Securities Inc.
                            Morgan Stanley Dean Witter & Co.
                            J.P. Morgan
                            NationsBanc Capital Markets Inc.

Sponsor & Servicer          Aames Capital Corporation a wholly owned subsidiary
                            of Aames Financial Corporation. (NYSE - "AAM")

Trustee:                    Bankers Trust Company of California, N.A. (the "Trustee")

Registration:               Certificates will be available in book-entry form
                            through DTC, Cedel & Euroclear

Cut-off Date:               June [1], 1997

Pricing Date:               June [__], 1997

Settlement Date:            June [25], 1997

Distribution Dates:         [15]th day of each month (or the next succeeding
                            business day), beginning July [15], 1997

Optional Termination:       10% optional clean-up call (each outstanding
                            mortgage pool balance is less than 10% of the
                            initial mortgage pool balance as of the Cut-off
                            Date).

Mortgage Loans and
Mortgage Loan Groups:       Fixed and adjustable rate (closed-end) home equity
                            mortgage loans which are allocated to two separate
                            Fixed Rate and Adjustable Rate Loan Groups.

ERISA Eligibility:          Subject to the considerations and conditions
                            described in the Prospectus Supplement, it is
                            expected that the Class A Certificates may be
                            purchased by employee benefit plans that are subject
                            to ERISA.

SMMEA Treatment:            The Certificates WILL NOT constitute "mortgage
                            related securities" for purposes of SMMEA.

Taxation:                   REMIC Election.

Available
Funds Cap:                  The Adjustable Rate Certificates will be subject to
                            an Available Funds Cap equal to the weighted average
                            coupon rate on the adjustable rate home equity loans
                            less [1.00]% (comprised of a 0.50% servicing fee and
                            a 0.50% credit enhancement carve out).

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
--------------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                          AAMES MORTGAGE TRUST 1997-B
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1997-B


                 Credit Enhancement for Fixed Rate Certificates

Senior Classes (Class A-1 through A-6)

         1.    Excess cash;

         2. Overcollateralization initially building to [2.25]% of the Fixed Rate Group's initial pool balance;

         3. Subordination of mezzanine and subordinate classes: M-1F, M-2F, B-1F, totaling [14.0]% of the initial pool balance.

Mezzanine and Subordinate Classes (Class M-1F, M-2F, B-1F)

         1.    Excess cash;

         2. Class M-1F is further enhanced by [9.50]% in subordinate certificates and O/C building to [2.25]% of initial pool balance;

         3. Class M-2F is further enhanced by [3.50]% in subordinate certificates and O/C building to [2.25]% of initial pool balance;

         4. Class B-1F is further enhanced by O/C building to [2.25]% of initial pool balance.

               Expected Credit Enhancement Levels for Fixed Rate Certificates:

                 Bond Rating              Percent of Transaction
                 -----------              ----------------------
                 Aaa/AAA/AAA                      [86.0%]
                  Aa2/AA/AA+                      [4.50%]
                   A2/A/A+                        [6.00%]
                Baa3/BBB/BBB                      [3.50%]


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
--------------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                          AAMES MORTGAGE TRUST 1997-B
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1997-B


               Credit Enhancement for Adjustable Rate Certificates

Senior Class (Class A-7)

         1.    Excess cash;

         2. Overcollateralization initially building to [3.0]% of the Adjustable Rate Group's initial pool balance;

         3. Subordination of mezzanine and subordinate classes: M-1A, M-2A, B-1A totaling [22.00]% of the original pool balance.

Mezzanine and Subordinate Classes (Class M-1A, M-2A, B-1A)

         1.    Excess cash;

         2. Class M-1A is further enhanced by [13.75]% in subordinate certificates and O/C building to [3.0]% of initial pool balance;

         3. Class M-2A is further enhanced by [5.50]% in subordinate certificates and O/C building to [3.0]% of initial pool balance;

         4. Class B-1A is further enhanced by O/C building to [3.0]% of initial pool balance.

               Expected Credit Enhancement Levels for Adjustable
               Rate Certificates:

                 Bond Rating               Percent of Transaction
                 -----------               ----------------------
                 Aaa/AAA/AAA                      [78.00]%
                  Aa2/AA/AA+                      [8.25]%
                   A2/A/A+                        [8.25]%
                Baa3/BBB/BBB                      [5.50]%

                              OVERCOLLATERALIZATION

1. Before the Step-down date (July 2000), overcollateralization initially builds to [2.25]% (stepping down to 1.75% with respect to periods on and after month 37) of the Fixed Rate Group's initial pool loan balance and to [3.0]% of the Adjustable Rate Group's initial pool balance.

2. On or after the Step-down date, the Fixed Rate Group's required overcollateralization is [3.50]% of the then current pool's outstanding balance and the Adjustable Rate Group's required overcollateralization is [6.0]% of the then current pool's outstanding balance.

3. Step-down overcollateralization is subject to a floor of 0.50% of initial pool balance for each loan group.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
--------------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                              AAMES MORTGAGE TRUST 1997-B
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1997-B


                               SUMMARY WATERFALL:

Interest  Allocations:     The total interest collections (net of
                           the Servicing Fee) from the Related Mortgage Loan
                           Groups shall be allocated to the Certificates of such loan groups in the following priority to the extent of amounts available:

                        (i) Current Interest and Overdue Interest on the Class A(1) Certificates, pro-rata without any priority;

                        (ii)   Current Interest on the Class M-1(2)
                               Certificates;

                        (iii)  Current Interest on the Class M-2(3)
                               Certificates;

                        (iv)   Current Interest on the Class B-1(4)
                               Certificates;

                        (v) As accelerated distribution of principal on the Class A Certificates, Class M-1 Certificates, Class M-2 Certificates, and Class B-1 Certificates in such priority as required to reach and maintain the targeted overcollateralization amount;

                        (vi) Overdue Interest, to the extent there is any due to the Class M-1 Certificates;

                        (vii) Reimbursement of Realized Loss Amount, to the extent there is any, to the Class M-1 Certificates;

                        (viii) Overdue Interest, to the extent there is any due
                               to the Class M-2 Certificates;

                        (ix) Reimbursement of Realized Loss Amount, to the extent there is any, to the Class M-2 Certificates;

                        (x) Overdue Interest, to the extent there is any due to the Class B-1 Certificates;

                        (xi) Reimbursement of Realized Loss Amount, to the extent there is any, to the Class B-1 Certificates;

                        (xii)  [Servicer advancing reimbursement]; and

                        (xiii) Remaining amounts to the owner of the Class
                               C-IO/R Certificates (not being offered hereby).

Principal Allocations:     Principal collections from the Related Mortgage Loan
                           Groups shall be allocated to the Certificates of such loan groups in the following priority to the extent of amounts available: For periods prior to the Step-Down Date (on or after July 2000) or upon a Trigger Event:

                        (i)    To the Class A-7 Adjustable Rate Certificates:

                               First: to the Class A-7 Adjustable Rate
                               Certificates, 100% of the Principal Distribution Amount;

                               ---------------------------
                               (1) Class A Certificates refer to the Class A Fixed Rate Certificates (A-1 to A-6, A-IO) and to the Class A-7 Adjustable Rate Certificates.

                               (2) Class M-1 Certificates refer to the Class M-1F Fixed Rate Certificates and to the Class M-1A Adjustable Rate Certificates.

                               (3) Class M-2 Certificates refer to the Class M-2F Fixed Rate Certificates and to the Class M-2A Adjustable Rate Certificates.

                               (4) Class B-1 Certificates refer to the Class B-1F Fixed Rate Certificates and to the Class B-1A Adjustable Rate Certificates.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
--------------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                              AAMES MORTGAGE TRUST 1997-B
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1997-B


                           SUMMARY WATERFALL CONTINUED:

                           To the Class A Fixed Rate Certificates:

                           First: to the Class A-6 Fixed Rate Certificates, according to the following Lockout Percentage Table, the applicable percentage of the Class A Principal Distribution Amount:

                           July 1997 -- June 2000                0%
                           July 2000 -- June 2002                45%
                           July 2002 -- June 2003                80%
                           July 2003 -- June 2004                100%
                           July 2004 -- to maturity              300%

                           Second: to the Class A-1 to A-6 Certificates sequentially, the remaining Class A Principal Distribution Amount after clause First above until such Certificate principal balances are equal to zero;

                        (ii) To the Class M-1(2) Certificates, all principal collections until such Class is equal to zero;

                        (iii) To the Class M-2(3) Certificates, all principal collections until such Class is equal to zero, and

                        (iv) To the Class B-1(4) Certificates, all principal collections until such Class is equal to zero;

                           For periods on and after the Step-Down Date and in which no Trigger Event is in effect, principal from the Related Mortgage Loan Groups shall be allocated to the Certificates of such loan groups in the following priority to the extent of amounts available:

                        (i) To the Class A(1) Certificates the applicable Class A Principal Distribution Amount,

                        (ii)   To the Class M-1(2) Certificates, the lesser of
                               (a) the remaining Principal Distribution Amount and (b) the Class M-1 Principal Distribution Amount (an amount required to maintain 2 times initial credit support);

                        (iii)  To the Class M-2(3) Certificates, the lesser of
                               (a) the remaining Principal Distribution Amount and (b) the Class M-2 Principal Distribution Amount (an amount required to maintain 2 times initial credit support);

                        (iv)   To the Class B-1(4) Certificates, the lesser of
                               (a) the remaining Principal Distribution Amount and (b) the Class B-1 Principal Distribution Amount (an amount required to maintain 2 times initial credit support); and

                        (v) Any remaining amounts shall be paid to the Class C-IO/R Certificate (not being offered hereby)

O/C Floor:                 Upon reaching the overcollateralization floor and so
                           long as the credit enhancement levels for each class have been met, (generally 50bp times the initial principal balance of each mortgage pool) excess principal collection associated with the overcollateralization shall be paid in reverse sequential order to the respective Certificate Group
                           (i.e. to the Class B-1, M-2, M-1, and A until each prior certificate balance has been reduced to zero).


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
--------------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                              AAMES MORTGAGE TRUST 1997-B
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1997-B


Loss Allocations:          Losses shall be allocated in the following priority
                           to each Certificate Group respectively and separately:

                        (i)    as a reduction to the Overcollateralization
                               Amount;

                        (ii)   as a reduction to the Class B-1 Certificate
                               Balance;

                        (iii)  as a reduction to the Class M-2 Certificate
                               Balance;

                        (iv)   as a reduction to the Class M-1 Certificate
                               Balance.

                          TARGETED CREDIT ENHANCEMENT:
                             FIXED RATE CERTIFICATES

                                  Targeted Percent of Pool               Target Credit Enhancement
                            (as a % of Outstanding Pool Balance)    (as a % of Outstanding Pool Balance)
                            ------------------------------------    ------------------------------------
    Class A                               [68.50%]                                [31.5%]
    Class M-1                              [9.00%]                                [22.5%]
    Class M-2                             [12.00%]                                [10.5%]
    Class B-1                              [7.00%]                                [3.50%]
    Overcollateralization                  [3.50%]
                                            ----
                                             100%

                          ADJUSTABLE RATE CERTIFICATES


                                  Targeted Percent of Pool               Target Credit Enhancement
                            (as a % of Outstanding Pool Balance)    (as a % of Outstanding Pool Balance)
                            ------------------------------------    ------------------------------------
    Class A                                [50.0%]                                [50.0%]
    Class M-1                             [16.50%]                                [33.50%]
    Class M-2                             [16.50%]                                [17.0%]
    Class B-1                              [11.0%]                                 [6.0%]
    Overcollateralization                  [6.0%]
                                            ---
                                            100%

                                 STEP-DOWN DATE

Step-down date occurs the later of the following:

     a)   three years or

     b)   when credit enhancement reaches its Target Level (described above) and

                                 TRIGGER EVENTS

Trigger Events are to be finalized with the rating agencies and are expected to include certain performance events which restrict the overcollateralization Step-down in certain delinquency and/or loss scenarios thereby increasing credit support for all Classes and/or certain restrictions associated with the allocation priority of periodic principal payments.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
--------------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                          AAMES MORTGAGE TRUST 1997-B
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1997-B


                                  Bond Summary:

Class A-1 (to Maturity)
----------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption           0%          50%          75%        100%        125%        150%        200%
Implied Seasoned CPR                0.00%       12.00%      18.00%      24.00%      30.00%      36.00%      48.00%
----------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                 8.82         1.64        1.21        0.98        0.83        0.73        0.60
Modified Duration (yrs)             6.15         1.49        1.12        0.91        0.78        0.69        0.57
First Principal Payment Date        7/97         7/97        7/97        7/97        7/97        7/97        7/97
Last Principal Payment Date         5/12        11/00        11/99       4/99        1/99        10/98       7/98
Payment Window (mos.)                179          41          29          22          19          16          13
Yield @ 100                         6.354       6.229        6.174       6.125       6.080       6.039       5.965

Class A-2 (to Maturity)
----------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption           0%          50%          75%        100%        125%        150%        200%
Implied Seasoned CPR                0.00%       12.00%      18.00%      24.00%      30.00%      36.00%      48.00%
----------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                 16.48        3.76        2.57        2.00        1.64        1.40        1.10
Modified Duration (yrs)             9.81         3.23        2.29        1.82        1.51        1.30        1.03
First Principal Payment Date        5/12        11/00        11/99       4/99        1/99        10/98       7/98
Last Principal Payment Date         6/15         8/01        4/00        8/99        3/99        12/98       8/98
Payment Window (mos.)                38           10           6           5           3           3           2
Yield @ 100                         6.573       6.521        6.489       6.460       6.431       6.404       6.353

Class A-3 (to Maturity)
----------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption           0%          50%          75%        100%        125%        150%        200%
Implied Seasoned CPR                0.00%       12.00%      18.00%      24.00%      30.00%      36.00%      48.00%
----------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                 23.12        6.53        4.11        3.00        2.30        1.93        1.46
Modified Duration (yrs)             11.40        5.05        3.46        2.62        2.06        1.75        1.35
First Principal Payment Date        6/15         8/01        4/00        8/99        3/99        12/98       8/98
Last Principal Payment Date         6/24         6/08        10/03       11/01       5/00        11/99       4/99
Payment Window (mos.)                109          83          43          28          15          12           9
Yield @ 100                         6.741       6.712        6.689       6.665       6.638       6.616       6.572

Class A-4 (to Maturity)
----------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption           0%          50%          75%        100%        125%        150%        200%
Implied Seasoned CPR                0.00%       12.00%      18.00%      24.00%      30.00%      36.00%      48.00%
----------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                 27.61       12.47        8.00        5.02        3.60        2.58        1.91
Modified Duration (yrs)             11.95        8.08        5.92        4.10        3.08        2.28        1.73
First Principal Payment Date        6/24         6/08        10/03       11/01       5/00        11/99       4/99
Last Principal Payment Date         9/25         8/11        6/07        4/03        9/01        3/00        7/99
Payment Window (mos.)                16           39          45          18          17           5           4
Yield @ 100                         6.998       6.987        6.975       6.955       6.933       6.903       6.865



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
--------------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                              AAMES MORTGAGE TRUST
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1997-B


Class A-5 (to Maturity)
----------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption           0%          50%          75%        100%        125%        150%        200%
Implied Seasoned CPR                0.00%       12.00%      18.00%      24.00%      30.00%      36.00%      48.00%
----------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                 29.09       18.75       13.85        9.99        6.59        3.54        2.20
Modified Duration (yrs)             11.69        9.76        8.32        6.70        4.90        3.00        1.96
First Principal Payment Date        9/25         8/11        6/07        4/03        9/01        3/00        7/99
Last Principal Payment Date         4/27        11/24        8/19        9/14        6/11        6/02        11/99
Payment Window (mos.)                20          160          147         138         118         28           5
Yield @ 100                         7.388       7.383        7.378       7.370       7.354       7.317       7.267

Class A-6 (to Maturity)
----------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption           0%          50%          75%        100%        125%        150%        200%
Implied Seasoned CPR                0.00%       12.00%      18.00%      24.00%      30.00%      36.00%      48.00%
----------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                 12.03        7.58        6.91        6.59        6.51        6.45        3.12
Modified Duration (yrs)              7.65        5.60        5.23        5.06        5.01        4.97        2.67
First Principal Payment Date        10/00        7/00        7/00        9/00        1/01        5/01        11/99
Last Principal Payment Date         2/27         2/24        10/18       4/14        3/11        1/09        9/05
Payment Window (mos.)                317         284          220         167         123         93          71
Yield @ 100                         6.985       6.973        6.969       6.967       6.967       6.966       6.920

Class A-7 (to Maturity)
----------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption           0%          50%          75%        100%        125%        150%        200%
Implied Seasoned CPR                0.00%       12.50%      18.75%      25.00%      31.25%      37.50%      50.00%
----------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                 19.84        5.13        3.46        2.50        1.79        1.13        0.78
Modified Duration (yrs)             10.66        3.75        2.73        2.08        1.55        1.04        0.73
First Principal Payment Date        7/97         7/97        7/97        7/97        7/97        7/97        7/97
Last Principal Payment Date         5/27         5/25        5/20        2/15        4/11        6/00        6/99
Payment Window (mos.)                359         335          275         212         166         36          24
Yield @ 100                         6.070       6.076        6.080       6.082       6.085       6.073       6.075

Class M-1F (to Maturity)
----------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption           0%          50%          75%        100%        125%        150%        200%
Implied Seasoned CPR                0.00%       12.00%      18.00%      24.00%      30.00%      36.00%      48.00%
----------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                 25.01       10.79        7.75        5.98        5.00        4.55        5.26
Modified Duration (yrs)             11.26        6.96        5.53        4.55        3.98        3.71        4.23
First Principal Payment Date        5/15         7/02        1/01        8/00        10/00       1/01        10/01
Last Principal Payment Date         2/27         5/21        3/15        5/11        8/08        8/06        2/04
Payment Window (mos.)                142         227          171         130         95          68          29
Yield @ 100                         7.192       7.176        7.166       7.155       7.147       7.142       7.151


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
--------------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                              AAMES MORTGAGE TRUST
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1997-B


Class M-1A (to Maturity)
----------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption           0%          50%          75%        100%        125%        150%        200%
Implied Seasoned CPR                0.00%       12.50%      18.75%      25.00%      31.25%      37.50%      50.00%
----------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                 27.33       11.45        7.77        5.88        5.34        6.21        2.28
Modified Duration (yrs)             12.89        7.60        5.73        4.64        4.37        4.95        2.07
First Principal Payment Date        9/21         7/02        10/00       11/00       5/01        6/00        6/99
Last Principal Payment Date         4/27        12/23        12/17       12/12       7/09        8/08        1/00
Payment Window (mos.)                68          258          207         146         99          99           8
Yield @ 100                         6.215       6.222        6.226       6.228       6.228       6.253       6.215

Class M-2F (to Maturity)
----------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption           0%          50%          75%        100%        125%        150%        200%
Implied Seasoned CPR                0.00%       12.00%      18.00%      24.00%      30.00%      36.00%      48.00%
----------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                 25.00       10.66        7.65        5.89        4.87        4.31        4.04
Modified Duration (yrs)             11.00        6.84        5.44        4.47        3.87        3.52        3.37
First Principal Payment Date        5/15         7/02        1/01        7/00        8/00        9/00        12/00
Last Principal Payment Date         1/27        11/19        10/13       5/10        10/07       12/05       7/03
Payment Window (mos.)                141         209          154         119         87          64          32
Yield @ 100                         7.448       7.432        7.421       7.410       7.400       7.393       7.389

Class M-2A (to Maturity)
----------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption           0%          50%          75%        100%        125%        150%        200%
Implied Seasoned CPR                0.00%       12.50%      18.75%      25.00%      31.25%      37.50%      50.00%
----------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                 27.33       11.39        7.70        5.75        4.83        4.55        4.07
Modified Duration (yrs)             12.62        7.50        5.66        4.53        3.97        3.82        3.44
First Principal Payment Date        9/21         7/02        10/00       8/00        10/00       1/01        1/00
Last Principal Payment Date         3/27         9/22        5/16        8/11        7/08        4/06        2/05
Payment Window (mos.)                67          243          188         133         94          64          62
Yield @ 100                         6.424       6.433        6.439       6.442       6.443       6.441       6.489

Class B-1F (to Maturity)
----------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption           0%          50%          75%        100%        125%        150%        200%
Implied Seasoned CPR                0.00%       12.00%      18.00%      24.00%      30.00%      36.00%      48.00%
----------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                 24.91       10.16        7.29        5.59        4.59        4.01        3.49
Modified Duration (yrs)             10.68        6.60        5.24        4.28        3.68        3.30        2.95
First Principal Payment Date        5/15         7/02        1/01        7/00        7/00        8/00        8/00
Last Principal Payment Date         9/26        12/15        1/11        12/07       11/05       5/04        5/02
Payment Window (mos.)                137         162          121         90          65          46          22
Yield @ 100                         7.766       7.748        7.737       7.724       7.713       7.703       7.693


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
--------------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                              AAMES MORTGAGE TRUST
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1997-B


Class B-1A (to Maturity)
----------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption           0%          50%          75%        100%        125%        150%        200%
Implied Seasoned CPR                0.00%       12.50%      18.75%      25.00%      31.25%      37.50%      50.00%
----------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                 27.31       11.13        7.47        5.54        4.53        4.01        3.85
Modified Duration (yrs)             12.07        7.25        5.47        4.35        3.72        3.38        3.28
First Principal Payment Date        9/21         7/02        10/00       7/00        8/00        8/00        10/00
Last Principal Payment Date         1/27         1/20        8/13        6/09        10/06       12/04       7/02
Payment Window (mos.)                65          211          155         108         75          53          22
Yield @ 100                         6.872       6.884        6.891       6.894       6.897       6.897       6.939

Class A-5 (to Call)
----------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption           0%          50%          75%        100%        125%        150%        200%
Implied Seasoned CPR                0.00%       12.00%      18.00%      24.00%      30.00%      36.00%      48.00%
----------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                 28.38       14.54       10.60        7.58        5.42        3.54        2.20
Modified Duration (yrs)             11.60        8.67        7.14        5.62        4.31        3.00        1.96
First Principal Payment Date        9/25         8/11        6/07        4/03        9/01        3/00        7/99
Last Principal Payment Date         11/25        1/12        2/08        8/05        12/03       6/02        11/99
Payment Window (mos.)                 3           6            9          29          28          28           5
Yield @ 100                         7.387       7.379        7.372       7.361       7.346       7.317       7.267

Class A-6 (to Call)
----------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption           0%          50%          75%        100%        125%        150%        200%
Implied Seasoned CPR                0.00%       12.00%      18.00%      24.00%      30.00%      36.00%      48.00%
----------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                 12.03        7.57        6.86        6.40        5.76        5.12        2.78
Modified Duration (yrs)              7.65        5.59        5.21        4.96        4.58        4.17        2.45
First Principal Payment Date        10/00        7/00        7/00        9/00        1/01        5/01        11/99
Last Principal Payment Date         11/25        1/12        2/08        8/05        12/03       10/02       4/01
Payment Window (mos.)                302         139          92          60          36          18          18
Yield @ 100                         6.985       6.972        6.969       6.966       6.962       6.956       6.911

Class A-7 (to Call)
----------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption           0%          50%          75%        100%        125%        150%        200%
Implied Seasoned CPR                0.00%       12.50%      18.75%      25.00%      31.25%      37.50%      50.00%
----------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                 19.81        4.82        3.20        2.31        1.64        1.13        0.78
Modified Duration (yrs)             10.65        3.65        2.62        1.98        1.46        1.04        0.73
First Principal Payment Date        7/97         7/97        7/97        7/97        7/97        7/97        7/97
Last Principal Payment Date         6/26         5/13        3/08        5/05        7/03        6/00        6/99
Payment Window (mos.)                348         191          129         95          73          36          24
Yield @ 100                         6.069       6.070        6.070       6.071       6.071       6.073       6.075



--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
--------------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                              AAMES MORTGAGE TRUST
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1997-B


Class M-1F (to Call)
----------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption           0%          50%          75%        100%        125%        150%        200%
Implied Seasoned CPR                0.00%       12.00%      18.00%      24.00%      30.00%      36.00%      48.00%
----------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                 24.86        9.96        7.12        5.46        4.59        4.20        3.81
Modified Duration (yrs)             11.24        6.73        5.29        4.30        3.75        3.50        3.22
First Principal Payment Date        5/15         7/02        1/01        8/00        10/00       1/01        4/01
Last Principal Payment Date         11/25        1/12        2/08        8/05        12/03       10/02       4/01
Payment Window (mos.)                127         115          86          61          39          22           1
Yield @ 100                         7.192       7.175        7.164       7.152       7.143       7.137       7.131

Class M-1A (to Call)
----------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption           0%          50%          75%        100%        125%        150%        200%
Implied Seasoned CPR                0.00%       12.50%      18.75%      25.00%      31.25%      37.50%      50.00%
----------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                 27.25       10.52        7.00        5.30        4.88        4.68        2.28
Modified Duration (yrs)             12.88        7.32        5.41        4.34        4.09        3.95        2.07
First Principal Payment Date        9/21         7/02        10/00       11/00       5/01        6/00        6/99
Last Principal Payment Date         6/26         5/13        3/08        5/05        7/03        5/02        1/00
Payment Window (mos.)                58          131          90          55          27          24           8
Yield @ 100                         6.215       6.215        6.215       6.216       6.215       6.213       6.215

Class M-2F (to Call)
----------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption           0%          50%          75%        100%        125%        150%        200%
Implied Seasoned CPR                0.00%       12.00%      18.00%      24.00%      30.00%      36.00%      48.00%
----------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                 24.86        9.96        7.12        5.46        4.52        4.02        3.73
Modified Duration (yrs)             10.99        6.65        5.23        4.26        3.67        3.34        3.15
First Principal Payment Date        5/15         7/02        1/01        7/00        8/00        9/00        12/00
Last Principal Payment Date         11/25        1/12        2/08        8/05        12/03       10/02       4/01
Payment Window (mos.)                127         115          86          62          41          26           5
Yield @ 100                         7.448       7.431        7.419       7.407       7.396       7.388       7.383

Class M-2A (to Call)
----------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption           0%          50%          75%        100%        125%        150%        200%
Implied Seasoned CPR                0.00%       12.50%      18.75%      25.00%      31.25%      37.50%      50.00%
----------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                 27.25       10.52        7.00        5.22        4.41        4.23        3.03
Modified Duration (yrs)             12.61        7.24        5.36        4.25        3.72        3.60        2.68
First Principal Payment Date        9/21         7/02        10/00       8/00        10/00       1/01        1/00
Last Principal Payment Date         6/26         5/13        3/08        5/05        7/03        5/02        10/00
Payment Window (mos.)                58          131          90          58          34          17          10
Yield @ 100                         6.423       6.423        6.424       6.424       6.424       6.424       6.426



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
--------------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                              AAMES MORTGAGE TRUST
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1997-B


Class B-1F (to Call)
----------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption           0%          50%          75%        100%        125%        150%        200%
Implied Seasoned CPR                0.00%       12.00%      18.00%      24.00%      30.00%      36.00%      48.00%
----------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                 24.85        9.92        7.09        5.43        4.46        3.90        3.41
Modified Duration (yrs)             10.68        6.53        5.16        4.20        3.60        3.23        2.90
First Principal Payment Date        5/15         7/02        1/01        7/00        7/00        8/00        8/00
Last Principal Payment Date         11/25        1/12        2/08        8/05        12/03       10/02       4/01
Payment Window (mos.)                127         115          86          62          42          27           9
Yield @ 100                         7.766       7.748        7.736       7.723       7.711       7.701       7.691

Class B-1A (to Call)
----------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption           0%          50%          75%        100%        125%        150%        200%
Implied Seasoned CPR                0.00%       12.50%      18.75%      25.00%      31.25%      37.50%      50.00%
----------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                 27.25       10.52        7.00        5.19        4.25        3.79        3.31
Modified Duration (yrs)             12.06        7.07        5.27        4.17        3.55        3.23        2.87
First Principal Payment Date        9/21         7/02        10/00       7/00        8/00        8/00        10/00
Last Principal Payment Date         6/26         5/13        3/08        5/05        7/03        5/02        10/00
Payment Window (mos.)                58          131          90          59          36          22           1
Yield @ 100                         6.872       6.872        6.872       6.872       6.873       6.874       6.875


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
--------------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                              AAMES MORTGAGE TRUST
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1997-B


                              AVAILABLE FUNDS CAP*


   PERIOD      AVAILABLE FUNDS CAP                  PERIOD      AVAILABLE FUNDS CAP                 PERIOD      AVAILABLE FUNDS CAP
   ------      -------------------                  ------      -------------------                 ------      -------------------
     2                8.720%                          27              12.851%                         52              16.467%
     3                8.752%                          28              13.368%                         53              15.966%
     4                9.071%                          29              13.157%                         54              16.530%
     5                8.865%                          30              13.817%                         55              16.020%
     6                9.257%                          31              13.616%                         56              16.020%
     7                9.055%                          32              13.937%                         57              17.736%
     8                9.388%                          33              15.001%                         58              16.020%
     9               10.472%                          34              14.161%                         59              16.554%
     10               9.530%                          35              14.830%                         60              16.020%
     11               9.976%                          36              14.519%                         61              16.554%
     12               9.731%                          37              15.190%                         62              16.020%
     13              10.157%                          38              14.895%                         63              16.020%
     14              10.072%                          39              14.947%                         64              16.554%
     15              10.112%                          40              15.515%                         65              16.020%
     16              10.501%                          41              15.160%                         66              16.554%
     17              10.254%                          42              15.803%                         67              16.020%
     18              10.735%                          43              15.424%                         68              16.020%
     19              10.526%                          44              15.565%                         69              17.737%
     20              10.814%                          45              17.273%                         70              16.020%
     21              12.124%                          46              15.649%                         71              16.554%
     22              11.152%                          47              16.278%                         72              16.020%
     23              11.865%                          48              15.824%                         73              16.554%
     24              11.817%                          49              16.379%                         74              16.020%
     25              12.603%                          50              15.879%                         75              16.020%
     26              12.778%                          51              15.907%                         76              16.554%

* Achieved assuming 6 month LIBOR, 1 month LIBOR and 1 Year CMT increase to a level beyond the highest maximum obtainable rate on the underlying adjustable rate mortgage loans (beginning month 2).



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
--------------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                              AAMES MORTGAGE TRUST
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1997-B


                              AVAILABLE FUNDS CAP*


   PERIOD      AVAILABLE FUNDS CAP                  PERIOD      AVAILABLE FUNDS CAP                 PERIOD      AVAILABLE FUNDS CAP
   ------      -------------------                  ------      -------------------                 ------      -------------------
     77              16.020%                         102              16.555%                         127             16.862%
     78              16.554%                         103              16.021%                         128             16.912%
     79              16.020%                         104              16.035%                         129             18.134%
     80              16.020%                         105              17.782%                         130             17.018%
     81              17.125%                         106              16.087%                         131             17.642%
     82              16.020%                         107              16.652%                         132             17.130%
     83              16.554%                         108              16.142%                         133             17.762%
     84              16.020%                         109              16.710%                         134             17.250%
     85              16.555%                         110              16.201%                         135             17.313%
     86              16.021%                         111              16.231%                         136             17.957%
     87              16.021%                         112              16.805%                         137             17.445%
     88              16.555%                         113              16.295%                         138             18.098%
     89              16.021%                         114              16.872%                         139             17.585%
     90              16.555%                         115              16.362%                         140             17.660%
     91              16.021%                         116              16.397%
     92              16.021%                         117              18.194%
     93              17.737%                         118              16.471%
     94              16.021%                         119              17.060%
     95              16.555%                         120              16.549%
     96              16.021%                         121              17.143%
     97              16.555%                         122              16.632%
     98              16.021%                         123              16.675%
     99              16.021%                         124              17.277%
    100              16.555%                         125              16.765%
    101              16.021%                         126              17.373%

* Achieved assuming 6 month LIBOR, 1 month LIBOR and 1 Year CMT increase to a level beyond the highest maximum obtainable rate on the underlying adjustable rate mortgage loans (beginning month 2).



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
--------------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                              AAMES MORTGAGE TRUST
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1997-B


COLLATERAL SUMMARY  -  FIXED RATE HOME EQUITY LOAN CHARACTERISTICS AS OF 6/1/97

Total Number of Loans                                  2,828
Total Outstanding Loan Balance              $ 168,822.138.94
     Balloon (% of Total)                              4.34%
     Level Pay (% of Total)                           95.66%                                     MIN                MAX
                                                                                ----------------------------------------
Average Loan Original Balance               $      59,792.64                        $      10,000.00      $  464,000.00
Average Loan Current Balance                $      59,696.65                        $       9,811.62      $  463,783.52
Weighted Average Combined LTV                         68.27%                                   2.50%             90.80%
Weighted Average Coupon                               10.55%                                   7.50%             18.00%
Weighted Average Remaining Term to                     297.1                                      57                360
Maturity (months)
Weighted Average Seasoning (months)                      1.1                                       0                 62
Weighted Average Original Term (months)                298.2                                      60                360

Range of Original Terms                            Level Pay        100.00%                 Balloons               100%
                                          ----------------------------------    ----------------------------------------
                                                    0+ to 60          0.39%                 0+ to 60              0.64%
                                                  60+ to 120          2.66%               60+ to 120              1.24%
                                                 120+ to 180         25.09%              120+ to 180             81.49%
                                                 180+ to 240          2.64%              180+ to 240             16.63%
                                                 240+ to 300          0.52%
                                                 300+ to 360         68.70%
Lien Position
                                1st  Lien             90.53%
                                2nd  Lien              9.44%
                                 3rd Lien              0.03%

Property Type
                            Single Family             89.87%
                             Multi Family              7.33%
                                    Condo              2.80%

Occupancy Status
                           Owner Occupied             94.19%
                       Non-Owner Occupied              5.81%

Geographic Concentration
(states not listed individually account for               CA         22.16%                       CO              5.24%
Less than 4% of the pool balance)                         FL         10.57%                       OR              4.46%
                                                          WA          7.07%                       OH              4.38%

Credit Quality (per Aames' underwriting guidelines)
                                                           A         15.31%                        C              9.98%
                                                           A-        43.60%                        C-             2.72%
                                                           B         23.72%                        D              4.67%



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
--------------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                              AAMES MORTGAGE TRUST
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1997-B


DETAILED COLLATERAL SUMMARY - FIXED RATE HOME EQUITY LOAN CHARACTERISTICS AS OF 6/1/97

                                                                 LOAN COUNT           LOAN BALANCE       PERCENT OF TOTAL
                      ----------------------------------------------------------------------------------------------------
Current Balance       0.00+            to     50,000.00               1,497          45,951,803.53                  27.22
                      50,000.00+       to    100,000.00                 959          68,115,062.01                  40.35
                      100,000.00+      to    150,000.00                 258          30,841,776.85                  18.27
                      150,000.00+      to    200,000.00                  70          12,175,712.27                   7.21
                      200,000.00+      to    250,000.00                  23           5,238,269.79                   3.10
                      250,000.00+      to    300,000.00                  11           3,018,615.07                   1.79
                      300,000.00+      to    350,000.00                   8           2,645,615.90                   1.57
                      350,000.00+      to    400,000.00                   1             371,500.00                   0.22
                      450,000.00+      to    500,000.00                   1             463,783.52                   0.27
                      ----------------------------------------------------------------------------------------------------
                                                  TOTAL               2,828         168,822,138.94                 100.00

Original Balance      0.00+            to     50,000.00               1,496          45,916,409.24                  27.20
                      50,000.00+       to    100,000.00                 958          68,015,091.86                  40.29
                      100,000.00+      to    150,000.00                 260          30,977,141.29                  18.35
                      150,000.00+      to    200,000.00                  70          12,175,712.27                   7.21
                      200,000.00+      to    250,000.00                  23           5,238,269.79                   3.10
                      250,000.00+      to    300,000.00                  11           3,018,615.07                   1.79
                      300,000.00+      to    350,000.00                   8           2,645,615.90                   1.57
                      350,000.00+      to    400,000.00                   1             371,500.00                   0.22
                      450,000.00+      to    500,000.00                   1             463,783.52                   0.27
                      ----------------------------------------------------------------------------------------------------
                                                  TOTAL               2,828         168,822,138.94                 100.00

Interest Rate (Gross) 7.000+           to         7.500                   3             280,791.40                   0.17
                      7.500+           to         8.000                  25           1,950,250.52                   1.16
                      8.000+           to         8.500                 111           8,163,890.17                   4.84
                      8.500+           to         9.000                 195          16,322,392.42                   9.67
                      9.000+           to         9.500                 291          20,246,608.30                  11.99
                      9.500+           to        10.000                 342          25,926,543.95                  15.36
                      10.000+          to        10.500                 427          24,828,082.28                  14.71
                      10.500+          to        11.000                 356          20,902,551.04                  12.38
                      11.000+          to        11.500                 261          12,872,378.39                   7.62
                      11.500+          to        12.000                 252          12,596,259.97                   7.46
                      12.000+          to        12.500                 155           6,735,660.14                   3.99
                      12.500+          to        13.000                 145           7,155,660.35                   4.24
                      13.000+          to        13.500                  73           3,291,134.74                   1.95
                      13.500+          to        14.000                  70           2,652,091.39                   1.57
                      14.000+          to        14.500                  49           1,664,141.12                   0.99
                      14.500+          to        15.000                  37           1,401,604.77                   0.83



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
--------------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                              AAMES MORTGAGE TRUST
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1997-B


DETAILED COLLATERAL SUMMARY - FIXED RATE HOME EQUITY LOAN CHARACTERISTICS AS OF 6/1/97

                                                                 LOAN COUNT           LOAN BALANCE       PERCENT OF TOTAL
                      ----------------------------------------------------------------------------------------------------
Interest Rate (Gross) 15.000+          to        15.500                  18             918,459.01                   0.54
(cont'd)              15.500+          to        16.000                   9             525,827.22                   0.31
                      16.000+          to        16.500                   5             229,825.52                   0.14
                      16.500+          to        17.000                   2              74,086.24                   0.04
                      17.000+          to        17.500                   1              35,100.00                   0.02
                      17.500+          to        18.000                   1              48,800.00                   0.03
                      ----------------------------------------------------------------------------------------------------
                                                  TOTAL               2,828         168,822,138.94                 100.00

Combined LTV          0.0+             to           5.0                   1              25,000.00                   0.01
                      5.0+             to          10.0                   5              80,780.40                   0.05
                      10.0+            to          15.0                  17             399,725.73                   0.24
                      15.0+            to          20.0                  37             942,026.73                   0.56
                      20.0+            to          25.0                  30             938,876.02                   0.56
                      25.0+            to          30.0                  43           1,335,648.67                   0.79
                      30.0+            to          35.0                  72           2,920,194.81                   1.73
                      35.0+            to          40.0                  64           2,754,190.62                   1.63
                      40.0+            to          45.0                 101           4,449,203.79                   2.64
                      45.0+            to          50.0                 104           4,670,057.92                   2.77
                      50.0+            to          55.0                 151           7,397,951.57                   4.38
                      55.0+            to          60.0                 205          11,684,708.90                   6.92
                      60.0+            to          65.0                 360          18,945,047.91                  11.22
                      65.0+            to          70.0                 430          24,891,916.26                  14.74
                      70.0+            to          75.0                 658          40,018,631.33                  23.70
                      75.0+            to          80.0                 348          29,036,332.14                  17.20
                      80.0+            to          85.0                 162          14,621,876.86                   8.66
                      85.0+            to          90.0                  39           3,605,469.28                   2.14
                      90.0+            to          95.0                   1             104,500.00                   0.06
                      ----------------------------------------------------------------------------------------------------
                                                  TOTAL               2,828         168,822,138.94                 100.00

State                 AR                                                  4             195,287.49                   0.12
                      AZ                                                109           5,910,777.39                   3.50
                      CA                                                483          37,414,966.52                  22.16
                      CO                                                135           8,840,135.50                   5.24
                      CT                                                 16           1,169,190.94                   0.69
                      DC                                                  4             314,394.76                   0.19
                      DE                                                  1              38,300.00                   0.02
State (cont'd)        FL                                                325          17,842,365.56                  10.57
                      GA                                                 58           2,754,429.74                   1.63



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
--------------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                              AAMES MORTGAGE TRUST
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1997-B


DETAILED COLLATERAL SUMMARY - FIXED RATE HOME EQUITY LOAN CHARACTERISTICS AS OF 6/1/97


                                                                 LOAN COUNT           LOAN BALANCE       PERCENT OF TOTAL
                      ----------------------------------------------------------------------------------------------------
                      HI                                                 28           4,733,779.38                   2.80
                      IA                                                  2             130,864.86                   0.08
                      ID                                                 18           1,206,863.19                   0.71
                      IL                                                118           5,796,983.97                   3.43
                      IN                                                118           5,129,539.17                   3.04
                      KY                                                  8             419,006.64                   0.25
                      LA                                                 29           1,292,708.03                   0.77
                      MA                                                 13           1,103,994.32                   0.65
                      MD                                                 72           4,211,522.05                   2.49
                      ME                                                  1              29,926.09                   0.02
                      MI                                                110           4,477,058.23                   2.65
                      MN                                                 28           1,146,395.43                   0.68
                      MO                                                 62           2,282,096.32                   1.35
                      MS                                                  9             260,865.21                   0.15
                      MT                                                  7             546,229.64                   0.32
                      NC                                                 17             843,048.94                   0.50
                      NE                                                  4             234,446.33                   0.14
                      NH                                                  2             217,115.11                   0.13
                      NJ                                                 68           4,712,434.88                   2.79
                      NM                                                 19           1,134,055.95                   0.67
                      NV                                                 42           2,501,107.02                   1.48
                      NY                                                 66           6,059,367.16                   3.59
                      OH                                                175           7,388,520.99                   4.38
                      OK                                                  9             396,200.75                   0.23
                      OR                                                112           7,532,356.69                   4.46
                      PA                                                150           6,340,747.07                   3.76
                      RI                                                  4             324,583.07                   0.19
                      SC                                                 18             719,428.48                   0.43
                      SD                                                  1              20,050.00                   0.01
                      TN                                                 24           1,188,180.90                   0.70
                      TX                                                 20           1,265,915.21                   0.75
                      UT                                                 98           6,270,626.53                   3.71
                      VA                                                 40           2,066,239.74                   1.22
                      VT                                                  2              96,860.01                   0.06
                      WA                                                192          11,943,160.84                   7.07
State (cont'd)        WI                                                  4             156,821.79                   0.09
                      WY                                                  3             163,191.05                   0.10
                      ----------------------------------------------------------------------------------------------------
                                                  TOTAL               2,828         168,822,138.94                 100.00



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
--------------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                              AAMES MORTGAGE TRUST
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1997-B


DETAILED COLLATERAL SUMMARY - FIXED RATE HOME EQUITY LOAN CHARACTERISTICS AS OF 6/1/97


                                                                 LOAN COUNT           LOAN BALANCE       PERCENT OF TOTAL
                      ----------------------------------------------------------------------------------------------------
Product Type          Balloon                                           113           7,333,920.82                   4.34
                      Fully Amortizing                                2,715         161,488,218.12                  95.66
                      ----------------------------------------------------------------------------------------------------
                                                  TOTAL               2,828         168,822,138.94                 100.00

Original Term         0+               to            60                  35             677,226.57                   0.40
                      60+              to           120                 157           4,393,109.07                   2.60
                      120+             to           180               1,077          46,487,554.78                  27.54
                      180+             to           240                  93           5,482,249.86                   3.25
                      240+             to           300                   9             831,975.92                   0.49
                      300+             to           360               1,457         110,950,022.74                  65.72
                      ----------------------------------------------------------------------------------------------------
                                                  TOTAL               2,828         168,822,138.94                 100.00

Remaining Term        0+               to            60                  36             732,909.69                   0.43
                      60+              to           120                 157           4,371,713.15                   2.59
                      120+             to           180               1,084          47,002,824.30                  27.84
                      180+             to           240                  85           4,932,693.14                   2.92
                      240+             to           300                   9             831,975.92                   0.49
                      300+             to           360               1,457         110,950,022.74                  65.72
                      ----------------------------------------------------------------------------------------------------
                                                  TOTAL               2,828         168,822,138.94                 100.00

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
--------------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                              AAMES MORTGAGE TRUST
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1997-B



COLLATERAL SUMMARY - ADJUSTABLE RATE HOME EQUITY LOAN CHARACTERISTICS
AS OF 6/1/97

Total Number of Loans                                   2,737
Total Outstanding Loan Balance             $   275,325,703.42
     Balloon (% of Total)                               0.09%
     Level Pay (% of Total)                            99.91%
     Adjustable (% of Total)                          100.00%
     Arm Adjustment Type:                               "2/28"    "6 Mo."     "12 Mo."
                                                       ------     -----       -------
                                                       55.79%    36.72%         7.49%

                                                                                                     MIN                   MAX
                                                                                        --------------------------------------
Average Loan Original Balance              $       100,702.28                             $    10,500.00         $  600,000.00
Average Loan Current Balance               $       100,593.97                             $    10,495.35         $  600,000.00
Weighted Average Combined LTV                          73.78%                                      6.20%                95.00%
Weighted Average Coupon                                 9.95%                                      5.49%                15.47%
Weighted Average Gross Margin                           6.29%                                      2.88%                15.00%
Weighted Average Gross Life Cap                        16.56%                                     10.13%                22.47%
Weighted Average Minimum Rate                           9.72%                                      4.00%                15.47%
Weighted Average Periodic Cap                           1.31%                                      0.50%                 3.00%
Weighted Average First Adj. Cap                         2.14%                                      1.00%                 7.00%
Weighted Average Remaining Term to                      356.7                                        178                   360
Maturity (months)
Weighted Average Seasoning (months)                       2.0                                          0                    45
Weighted Average Original Term (months)                 358.7                                        180                   360
Range of Original Terms                             Level Pay         100.00%                   Balloons               100.00%
                                           -----------------------------------          --------------------------------------
                                                  120+ to 180           0.60%                        180               100.00%
                                                  180+ to 240           0.02%
                                                  300+ to 360          99.38%
Index
                               6 Mo. LIBOR             92.51%
                            1 Yr. Treasury              7.49%
Lien Position
                                1st   Lien            100.00%
Property Type
                             Single Family             91.41%
                              Multi Family              4.74%
                                     Condo              3.85%
Occupancy Status
                            Owner Occupied             95.93%
                        Non-Owner Occupied              4.07%

Geographic Concentration
(states not listed individually account for                CA          20.11%                         CO                 5.65%
Less than 4% of the pool balance)                          UT           6.84%                         GA                 5.01%
                                                           WA           6.17%                         IL                 4.91%
                                                           FL           5.81%
Credit Quality (per Aames' underwriting guidelines)
                                                            A           0.62%                          C                10.86%
                                                            A-         47.71%                          C-                3.26%
                                                            B          27.99%                          D                 9.55%
                                                            B-          0.01%



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
--------------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                              AAMES MORTGAGE TRUST
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1997-B


DETAILED COLLATERAL SUMMARY - ADJUSTABLE RATE HOME EQUITY LOAN CHARACTERISTICS AS OF 6/1/97


                                                                 LOAN COUNT           LOAN BALANCE       PERCENT OF TOTAL
                      ----------------------------------------------------------------------------------------------------
Current Balance       0.00+           To      50,000.00                 553          20,449,274.85                   7.43
                      50,000.00+      To     100,000.00               1,190          88,122,997.15                  32.01
                      100,000.00+     To     150,000.00                 568          68,694,266.67                  24.95
                      150,000.00+     To     200,000.00                 210          36,517,831.22                  13.26
                      200,000.00+     To     250,000.00                  99          22,027,907.69                   8.00
                      250,000.00+     to     300,000.00                  48          13,314,495.37                   4.84
                      300,000.00+     to     350,000.00                  30           9,577,915.10                   3.48
                      350,000.00+     to     400,000.00                  20           7,588,422.85                   2.76
                      400,000.00+     to     450,000.00                   9           3,892,279.32                   1.41
                      450,000.00+     to     500,000.00                   6           2,858,642.07                   1.04
                      500,000.00+     to     550,000.00                   1             548,605.83                   0.20
                      550,000.00+     to     600,000.00                   3           1,733,065.30                   0.63
                      ----------------------------------------------------------------------------------------------------
                                                  TOTAL               2,737         275,325,703.42                 100.00

Original Balance      0.00+           to      50,000.00                 552          20,416,378.46                   7.42
                      50,000.00+      to     100,000.00               1,191          88,155,893.54                  32.02
                      100,000.00+     to     150,000.00                 568          68,694,266.67                  24.95
                      150,000.00+     to     200,000.00                 209          36,317,934.09                  13.19
                      200,000.00+     to     250,000.00                 100          22,227,804.82                   8.07
                      250,000.00+     to     300,000.00                  48          13,314,495.37                   4.84
                      300,000.00+     to     350,000.00                  30           9,577,915.10                   3.48
                      350,000.00+     to     400,000.00                  20           7,588,422.85                   2.76
                      400,000.00+     to     450,000.00                   9           3,892,279.32                   1.41
                      450,000.00+     to     500,000.00                   6           2,858,642.07                   1.04
                      500,000.00+     to     550,000.00                   1             548,605.83                   0.20
                      550,000.00+     to     600,000.00                   3           1,733,065.30                   0.63
                      ----------------------------------------------------------------------------------------------------
                                                  TOTAL               2,737         275,325,703.42                 100.00

Interest Rate (Gross) 5.000+          to          5.500                   1             113,200.00                   0.04
                      5.500+          to          6.000                   5             365,800.00                   0.13
                      6.000+          to          6.500                   4             423,550.00                   0.15
                      6.500+          to          7.000                  17           2,052,743.89                   0.75
                      7.000+          to          7.500                  49           5,783,725.12                   2.10
                      7.500+          to          8.000                  97          11,112,568.92                   4.04
Interest Rate (Gross) 8.000+          to          8.500                 173          21,886,857.39                   7.95



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
--------------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                              AAMES MORTGAGE TRUST
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1997-B

                         DETAILED COLLATERAL SUMMARY -
         ADJUSTABLE RATE HOME EQUITY LOAN CHARACTERISTICS AS OF 6/1/97

                                                                 LOAN COUNT           LOAN BALANCE       PERCENT OF TOTAL
                      ----------------------------------------------------------------------------------------------------
(cont'd)              8.500+          to          9.000                 331          41,113,960.72                  14.93
                      9.000+          to          9.500                 312          34,615,943.66                  12.57
                      9.500+          to         10.000                 441          45,901,513.44                  16.67
                      10.000+         to         10.500                 317          30,830,146.67                  11.20
                      10.500+         to         11.000                 268          26,537,574.29                   9.64
                      11.000+         to         11.500                 180          15,725,535.19                   5.71
                      11.500+         to         12.000                 133          10,171,499.24                   3.69
                      12.000+         to         12.500                 133           9,237,762.94                   3.36
                      12.500+         to         13.000                 116           8,654,636.54                   3.14
                      13.000+         to         13.500                  61           3,882,839.69                   1.41
                      13.500+         to         14.000                  51           3,656,117.54                   1.33
                      14.000+         to         14.500                  27           1,835,348.28                   0.67
                      14.500+         to         15.000                  17           1,213,685.06                   0.44
                      15.000+         to         15.500                   4             210,694.84                   0.08
                      ----------------------------------------------------------------------------------------------------
                                                  TOTAL               2,737         275,325,703.42                 100.00

Combined LTV          5.0+            to           10.0                   1              22,000.00                   0.01
                      10.0+           to           15.0                   2              82,195.67                   0.03
                      15.0+           to           20.0                   3             106,979.30                   0.04
                      20.0+           to           25.0                   5             177,068.06                   0.06
                      25.0+           to           30.0                   9             412,828.73                   0.15
                      30.0+           to           35.0                  13             821,801.64                   0.30
                      35.0+           to           40.0                  19           1,675,538.38                   0.61
                      40.0+           to           45.0                  25           1,978,551.91                   0.72
                      45.0+           to           50.0                  55           4,978,570.95                   1.81
                      50.0+           to           55.0                  62           4,919,962.35                   1.79
                      55.0+           to           60.0                 133           9,918,917.68                   3.60
                      60.0+           to           65.0                 420          34,124,174.35                  12.39
                      65.0+           to           70.0                 407          36,191,725.94                  13.15
                      70.0+           to           75.0                 576          57,832,917.12                  21.01
                      75.0+           to           80.0                 646          74,782,025.37                  27.16
                      80.0+           to           85.0                 262          34,066,340.73                  12.37
                      85.0+           to           90.0                  90          11,960,857.71                   4.34
Comb. LTV (cont'd)    90.0+           to           95.0                   9           1,273,247.53                   0.46
                      ----------------------------------------------------------------------------------------------------
                                                  TOTAL               2,737         275,325,703.42                 100.00



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
--------------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                              AAMES MORTGAGE TRUST
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1997-B

                         DETAILED COLLATERAL SUMMARY -
         ADJUSTABLE RATE HOME EQUITY LOAN CHARACTERISTICS AS OF 6/1/97

                                                                 LOAN COUNT           LOAN BALANCE       PERCENT OF TOTAL
                      ----------------------------------------------------------------------------------------------------
State                 AK                                                  1              90,914.35                   0.03
                      AR                                                  8             458,780.33                   0.17
                      AZ                                                 75           7,856,444.15                   2.85
                      CA                                                379          55,367,235.67                  20.11
                      CO                                                152          15,564,057.78                   5.65
                      CT                                                100          10,411,895.47                   3.78
                      DC                                                 19           1,818,687.56                   0.66
                      DE                                                  5             343,697.17                   0.12
                      FL                                                182          16,005,083.19                   5.81
                      GA                                                122          13,793,750.23                   5.01
                      HI                                                 20           3,709,518.60                   1.35
                      IA                                                  3             187,734.22                   0.07
                      ID                                                 39           3,438,549.58                   1.25
                      IL                                                139          13,516,553.73                   4.91
                      IN                                                 56           3,780,682.84                   1.37
                      KS                                                  6             526,147.62                   0.19
                      KY                                                 12             916,212.93                   0.33
                      LA                                                 19           1,540,281.26                   0.56
                      MA                                                 20           2,320,765.70                   0.84
                      MD                                                 86           7,736,702.14                   2.81
                      MI                                                 59           4,676,304.05                   1.70
                      MN                                                 44           3,499,471.16                   1.27
                      MO                                                 49           2,817,968.05                   1.02
                      MS                                                  2             101,357.94                   0.04
                      MT                                                 15           1,079,331.84                   0.39
                      NC                                                 95           7,474,741.01                   2.71
                      NE                                                  1              68,600.00                   0.02
                      NH                                                  5             420,310.17                   0.15
                      NJ                                                 71           8,256,996.20                   3.00
                      NM                                                 19           1,806,412.90                   0.66
                      NV                                                 12           1,266,307.69                   0.46
State (cont'd)        NY                                                 37           3,740,680.74                   1.36
                      OH                                                107           8,076,988.46                   2.93
                      OK                                                  9             638,175.54                   0.23



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
--------------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                              AAMES MORTGAGE TRUST
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1997-B

                         DETAILED COLLATERAL SUMMARY -
         ADJUSTABLE RATE HOME EQUITY LOAN CHARACTERISTICS AS OF 6/1/97

                                                                 LOAN COUNT           LOAN BALANCE       PERCENT OF TOTAL
                      ----------------------------------------------------------------------------------------------------
                      OR                                                 93           9,629,493.59                   3.50
                      PA                                                114           7,539,153.82                   2.74
                      RI                                                 11             768,028.14                   0.28
                      SC                                                 28           1,908,865.37                   0.69
                      SD                                                  2              99,137.19                   0.04
                      TN                                                 10             822,549.23                   0.30
                      TX                                                115           9,807,442.30                   3.56
                      UT                                                162          18,833,661.09                   6.84
                      VA                                                 23           2,002,249.08                   0.73
                      VT                                                  1             194,409.25                   0.07
                      WA                                                156          16,996,523.50                   6.17
                      WI                                                 52           3,241,408.05                   1.18
                      WY                                                  2             175,442.54                   0.06
                      ----------------------------------------------------------------------------------------------------
                                                  TOTAL               2,737         275,325,703.42                 100.00

Product Type          2/28                                            1,621         153,608,748.40                  55.79
                      6 Month                                           957         101,103,174.89                  36.72
                      12 Month                                          159          20,613,780.13                   7.49
                      ----------------------------------------------------------------------------------------------------
                                                  TOTAL               2,737         275,325,703.42                 100.00

Original Term         120+            to            180                  34           1,895,150.20                   0.69
                      180+            to            240                   1              55,200.00                   0.02
                      300+            to            360               2,702         273,375,353.22                  99.29
                      ----------------------------------------------------------------------------------------------------
                                                  TOTAL               2,737         275,325,703.42                 100.00

Remaining Term        120+            to            180                  34           1,895,150.20                   0.69
                      180+            to            240                   1              55,200.00                   0.02
                      300+            to            360               2,702         273,375,353.22                  99.29
                      ----------------------------------------------------------------------------------------------------
                                                  TOTAL               2,737         275,325,703.42                 100.00


Gross Margin          2.500+          to          3.000                   2             550,203.44                   0.20
                      3.000+          to          3.500                   5           1,093,706.00                   0.40
                      3.500+          to          4.000                   7             500,448.67                   0.18
                      4.000+          to          4.500                  22           2,332,138.96                   0.85



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
--------------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                              AAMES MORTGAGE TRUST
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1997-B

                         DETAILED COLLATERAL SUMMARY -
         ADJUSTABLE RATE HOME EQUITY LOAN CHARACTERISTICS AS OF 6/1/97

                                                                 LOAN COUNT           LOAN BALANCE       PERCENT OF TOTAL
                      ----------------------------------------------------------------------------------------------------
                      4.500+          to          5.000                 270          27,936,615.84                  10.15
                      5.000+          to          5.500                 479          50,897,339.53                  18.49
                      5.500+          to          6.000                 549          58,877,767.73                  21.38
                      6.000+          to          6.500                 367          40,392,446.51                  14.67
                      6.500+          to          7.000                 462          41,237,095.17                  14.98
                      7.000+          to          7.500                 186          18,602,252.73                   6.76
                      7.500+          to          8.000                 159          14,288,599.68                   5.19
                      8.000+          to          8.500                  64           5,535,394.46                   2.01
                      8.500+          to          9.000                  51           3,648,375.72                   1.33
                      9.000+          to          9.500                  55           4,189,483.61                   1.52
                      9.500+          to         10.000                  42           3,857,806.44                   1.40
                      10.000+         to         10.500                  13           1,053,502.24                   0.38
                      10.500+         to         11.000                   2             143,540.00                   0.05
                      11.000+         to         11.500                   1              68,986.69                   0.03
                      14.500+         to         15.000                   1             120,000.00                   0.04
                      ----------------------------------------------------------------------------------------------------
                                                  TOTAL               2,737         275,325,703.42                 100.00

Gross Life Cap        10.000+         to         10.500                   1             366,585.44                   0.13
                      12.000+         to         12.500                   2             242,575.00                   0.09
                      12.500+         to         13.000                  11           1,346,995.42                   0.49
                      13.000+         to         13.500                  27           3,287,096.05                   1.19
                      13.500+         to         14.000                  55           6,846,011.48                   2.49
                      14.000+         to         14.500                  98          12,509,744.15                   4.54
                      14.500+         to         15.000                 159          19,955,854.21                   7.25
                      15.000+         to         15.500                 205          24,683,897.94                   8.97
                      15.500+         to         16.000                 367          42,126,701.11                  15.30
                      16.000+         to         16.500                 297          32,566,985.62                  11.83
                      16.500+         to         17.000                 379          38,168,606.51                  13.86
                      17.000+         to         17.500                 306          27,410,628.47                   9.96
                      17.500+         to         18.000                 212          19,815,797.48                   7.20
Gross Life Cap        18.000+         to         18.500                 186          15,997,941.45                   5.81
(cont'd)              18.500+         to         19.000                 135          10,391,638.62                   3.77
                      19.000+         to         19.500                 100           6,754,776.43                   2.45
                      19.500+         to         20.000                  85           5,613,106.96                   2.04
                      20.000+         to         20.500                  52           2,983,155.70                   1.08



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
--------------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                              AAMES MORTGAGE TRUST
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1997-B

                         DETAILED COLLATERAL SUMMARY -
         ADJUSTABLE RATE HOME EQUITY LOAN CHARACTERISTICS AS OF 6/1/97

                                                                 LOAN COUNT           LOAN BALANCE       PERCENT OF TOTAL
                      ----------------------------------------------------------------------------------------------------
                      20.500+         to         21.000                  34           2,606,287.46                   0.95
                      21.000+         to         21.500                  14             866,166.01                   0.31
                      21.500+         to         22.000                  10             688,811.59                   0.25
                      22.000+         to         22.500                   2              96,340.32                   0.03
                      ----------------------------------------------------------------------------------------------------
                                                  TOTAL               2,737         275,325,703.42                 100.00

Minimum Rate          3.500+          to          4.000                   3             630,146.98                   0.23
                      4.000+          to          4.500                   3             321,264.19                   0.12
                      4.500+          to          5.000                   4             428,907.67                   0.16
                      5.000+          to          5.500                  31           3,838,181.13                   1.39
                      5.500+          to          6.000                  46           6,060,529.57                   2.20
                      6.000+          to          6.500                  40           4,836,509.45                   1.76
                      6.500+          to          7.000                  38           5,255,348.12                   1.91
                      7.000+          to          7.500                  50           5,758,106.05                   2.09
                      7.500+          to          8.000                  96          10,840,764.39                   3.94
                      8.000+          to          8.500                 149          19,635,737.69                   7.13
                      8.500+          to          9.000                 303          37,037,743.43                  13.45
                      9.000+          to          9.500                 285          31,962,209.55                  11.61
                      9.500+          to         10.000                 396          40,475,644.28                  14.70
                      10.000+         to         10.500                 287          27,273,325.60                   9.91
                      10.500+         to         11.000                 265          24,928,509.90                   9.05
                      11.000+         to         11.500                 178          15,266,941.06                   5.55
                      11.500+         to         12.000                 146          11,565,577.26                   4.20
                      12.000+         to         12.500                 140           9,937,288.85                   3.61
                      12.500+         to         13.000                 116           8,607,167.80                   3.13
                      13.000+         to         13.500                  65           4,054,526.92                   1.47
                      13.500+         to         14.000                  50           3,553,293.34                   1.29
                      14.000+         to         14.500                  26           1,675,793.98                   0.61
                      14.500+         to         15.000                  16           1,171,491.37                   0.43
Min. Rate (cont'd)    15.000+         to         15.500                   4             210,694.84                   0.08
                      ----------------------------------------------------------------------------------------------------
                                                  TOTAL               2,737         275,325,703.42                 100.00

Periodic Cap          0.500                                               1             119,939.40                   0.04
                      1.000                                           1,191         127,234,122.66                  46.21
                      1.500                                           1,382         126,884,565.86                  46.09



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.

DLJ
--------------------------------------------------------------------------------
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

                              AAMES MORTGAGE TRUST
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1997-B

                         DETAILED COLLATERAL SUMMARY -
         ADJUSTABLE RATE HOME EQUITY LOAN CHARACTERISTICS AS OF 6/1/97

                                                                 LOAN COUNT           LOAN BALANCE       PERCENT OF TOTAL
                      ----------------------------------------------------------------------------------------------------
                      2.000                                             161          20,892,780.13                   7.59
                      3.000                                               2             194,295.37                   0.07
                      ----------------------------------------------------------------------------------------------------
                                                  TOTAL               2,737         275,325,703.42                 100.00

Index                 6 Mo. LIBOR                                     2,578         254,711,923.29                  92.51
                      1 Yr. Treasury                                    159          20,613,780.13                   7.49
                      ----------------------------------------------------------------------------------------------------
                                                  TOTAL               2,737         275,325,703.42                 100.00

Rate Adjustment       6                                               2,578         254,711,923.29                  92.51
Frequency             12                                                159          20,613,780.13                   7.49
                      ----------------------------------------------------------------------------------------------------
                                                  TOTAL               2,737         275,325,703.42                 100.00


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein is preliminary, does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by third parties and has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Donaldson, Lufkin & Jenrette Securities Corporation, and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions hereof including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.